UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 22, 2016

QC Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Kansas	000-50840	48-1209939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9401 Indian Creek Parkway, Suite 1500, Overland Park, Kansas 66210
(Address of Principal Executive Offices) (Zip Code)

(913) 234-5000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 22, 2016, QC Holdings, Inc. (the "Company") notified the NASDAQ Global Market ("NASDAQ") of its intention to file a Form 25 ("Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934") with the Securities and Exchange Commission (the "SEC") on February 1, 2016. The purpose of the Form 25 filing is to effect the delisting from NASDAQ of the Company's outstanding common shares, par value $0.01 per share of the Company (the "Stock"), and the deregistration of the Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  The Company expects that the Form 25 filing will become effective on February 11, 2016. Upon the effectiveness of the Form 25 filing, the Company also intends to file, on February 11, 2016, a Form 15 with the SEC to suspend the Company's duty to file reports under Sections 13(a) and 15(d) of the Exchange Act and to deregister its Stock under Section 12 of the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On January 22, 2016, the Company issued a press release announcing the Company's intention to voluntarily delist from NASDAQ and deregister its common stock with the SEC.  The full text of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of QC Holdings, Inc. under the Securities Act of 1933, as amended, regardless of any general incorporation language in those filings.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Exhibit Description
99.1	QC Holdings, Inc. Press Release issued January 22, 2016, announcing the Company's intention to voluntarily delist from NASDAQ and deregister its common stock with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by the use of words such as "may," "will," "could," "should," "anticipates," "believes," "estimates," "expects," "intends," "plans" and variations thereof or of similar expressions.  All forward-looking statements included in this report are based on the company's current expectations and are subject to a number of risks and uncertainties, which could cause actual results to differ materially from those forward-looking statements.  These risks include (1) changes in laws or regulations or governmental interpretations of existing laws and regulations governing consumer protection or short-term lending practices, (2) uncertainties relating to the interpretation, application and promulgation of regulations under the Dodd-Frank Wall Street Reform and Consumer Protection Act, including the impact of proposed rulemaking by the Consumer Financial Protection Bureau (CFPB), (3) ballot referendum initiatives by industry opponents to cap the rates and fees that can be charged to customers, (4) uncertainties related to the examination process by the CFPB and indirect rulemaking through the examination process, (5) litigation or regulatory action directed towards us or the short-term consumer loan industry, (6) volatility in our earnings, primarily as a result of fluctuations in loan loss experience and closures of branches, (7) risks associated with our dependence on cash management banking services and the Automated Clearing House for loan collections, (8) negative media reports and public perception of the short-term consumer loan industry and the impact on federal and state legislatures and federal and state regulators, (9) changes in our key management personnel, (10) risks associated with owning and managing non-U.S. businesses, (11) uncertainties associated with delisting and deregistering the Company's common stock, and (12) the other risks detailed under Item 1A. "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission. The Company will not update any forward-looking statements made in this report to reflect future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QC Holdings, Inc.

Date: January 22, 2016	By:	/s/ Douglas E. Nickerson
Name: Douglas E. Nickerson
Title: Chief Financial Officer